Exhibit 13.1

Annual Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Crucell N.V. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 21, 2009

By:	/s/ Ronald H.P. Brus
Name: Ronald H.P. Brus
Title: Chief Executive Officer

Dated:  April 21, 2009

By:	/s/ Leonard Kruimer
Name: Leonard Kruimer
Title: Chief Financial Officer